Pursuant to Rule 497(e)
                                                        Registration No. 33-8746

                              THE TOCQUEVILLE TRUST

                     SUPPLEMENT DATED AUGUST 13, 2002 TO THE
                       PROSPECTUS DATED FEBRUARY 28, 2002

On August 6, 2002, the shareholders of The Tocqueville Gold Fund (the "Fund"), a series of The Tocqueville Trust (the "Trust"), voted to change the status of the Fund from a "diversified" fund to a "non-diversified" fund. The Board of Trustees of the Trust had previously approved this change on March 28, 2002, subject to the approval of the shareholders of the Fund. In light of this change, the following revisions to the Trust's Prospectus are effective as of August 6, 2002:

The following paragraph is added after the last paragraph on page 8:

      "The Gold Fund is a non-diversified fund and therefore, compared to a diversified mutual fund, this Fund is able to invest a greater portion of its assets in any one particular issuer. The risk of investing in a non-diversified fund is that the fund may be more sensitive to changes in the market value of a single issuer. Investors should consider this greater risk versus the safety that comes with a more diversified portfolio."

The following paragraph is added prior to the section entitled "Borrowing" on page 14:

      "Diversification Status

      The Tocqueville Fund, the Small Cap Value Fund and the International Value Fund are classified as diversified investment companies. As diversified investment companies 75% of the assets of each Fund are subject to the following limitations: (i) no more than 5% of each Fund's total assets may be invested in the securities of any one issuer, except obligations of the United States government and its agencies and instrumentalities and (ii) each Fund may not own more than 10% of the outstanding voting securities of any one issuer. The classification of these Funds as diversified is a fundamental policy of each Fund and can only be changed upon approval of the vote of a majority of the outstanding shares of each Fund. The Gold Fund is classified as a non-diversified investment company and is not subject to these percentage restrictions. The Gold Fund's classification as a non-diversified investment company is a non-fundamental policy and may be changed by the Board of Trustees without obtaining shareholder approval."


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The following paragraph is inserted after the section entitled "Risks of
Investing in Debt Securities" on page 15:

      "Risks of Investing in a Non-Diversified Fund (applicable only to the Gold
      Fund)

      As a non-diversified fund, the Gold Fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund."


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                                                         Pursuant to Rule 497(e)
                                                        Registration No. 33-8746

                              THE TOCQUEVILLE TRUST

              SUPPLEMENT DATED AUGUST 13, 2002 TO THE STATEMENT OF
                 ADDITIONAL INFORMATION DATED FEBRUARY 28, 2002

On August 6, 2002, the shareholders of The Tocqueville Gold Fund (the "Fund"), a series of The Tocqueville Trust (the "Trust"), voted to change the status of the Fund from a "diversified" fund to a "non-diversified" fund. The Board of Trustees of the Trust had previously approved this change on March 28, 2002, subject to the approval of the shareholders of the Fund. In light of this change, the following revisions to the Trust's Statement of Additional Information are effective as of August 6, 2002:

The second sentence of the first paragraph on page 2 is replaced with the following:

      "Each Fund is an open-end management investment company with a different investment objective. The Tocqueville Fund, The Tocqueville Small Cap Value Fund (the "Small Cap Fund") and The Tocqueville International Value Fund (the "International Fund") are classified as diversified investment companies. The Tocqueville Gold Fund (the "Gold Fund") is classified as a non-diversified investment company."

In the third, forth and fifth sentences of the first paragraph on page 2, the references to the names of the funds and the defined terms for these names are deleted and replaced with the following: Small Cap Fund, International Fund and Gold Fund, respectively, in each sentence.

The following sentence is added at the end of section (3) under "Investment Restrictions" on page 10: "This restriction does not apply to the Gold Fund."